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                                                                   EXHIBIT 24(A)


                               DUKE POWER COMPANY

                               POWER OF ATTORNEY


                   a maximum of $700,000,000 principal amount
                     of First and Refunding Mortgage Bonds
                                  (Securities)


         The undersigned DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint
W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a Registration Statement of said Duke Power Company on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed the 27th day of February, 1996.



                                        DUKE POWER COMPANY


                                        By            W. H. GRIGG
                                           -------------------------------------
                                           Chairman and Chief Executive Officer


(Corporate Seal)


ATTEST:


        ROBERT T. LUCAS III
- -----------------------------------
        Assistant Secretary
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
           W. H. GRIGG
- ---------------------------------    Chairman and Chief Executive Officer
           W. H. GRIGG               (Principal Executive Officer and Director)

        RICHARD J. OSBORNE
- ---------------------------------    Senior Vice President and Chief Financial
        RICHARD J. OSBORNE           Officer (Principal Financial Officer)

         JEFFREY L. BOYER
- ---------------------------------    Controller (Principal Accounting Officer)
         JEFFREY L. BOYER

        G. ALEX BERNHARDT
- ---------------------------------    (Director)
        G. ALEX BERNHARDT

        CRANDALL C. BOWLES
- ---------------------------------    (Director)
        CRANDALL C. BOWLES

         ROBERT J. BROWN
- ---------------------------------    (Director)
         ROBERT J. BROWN

         WILLIAM A. COLEY
- ---------------------------------    (Director)
         WILLIAM A. COLEY

       STEVE C. GRIFFITH, JR.
- ---------------------------------    (Director)
       STEVE C. GRIFFITH, JR.


- ---------------------------------    (Director)
          PAUL H. HENSON

     GEORGE DEAN JOHNSON, JR.
- ---------------------------------    (Director)
     GEORGE DEAN JOHNSON, JR.





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
- --------------------------------           (Director)
         JAMES V. JOHNSON

          W. W. JOHNSON
- --------------------------------           (Director)
          W. W. JOHNSON

          MAX LENNON
- --------------------------------           (Director)
          MAX LENNON

        JAMES G. MARTIN
- --------------------------------           (Director)
        JAMES G. MARTIN

          BUCK MICKEL
- --------------------------------           (Director)
          BUCK MICKEL

       RICHARD B. PRIORY
- --------------------------------           (Director)
       RICHARD B. PRIORY

    RUSSELL M. ROBINSON, II
- --------------------------------           (Director)
    RUSSELL M. ROBINSON, II





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